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                                                                 EXHIBIT 10.1

















                         THE HEXAGEN LIMITED UNAPPROVED

                         COMPANY SHARE OPTION PLAN 1996



                  Adopted by the Company on 18th November 1996
                          Amended on 28th January 1997
                         Amended on 21st September 1998













                                 Cameron McKenna
                       Mitre House, 160 Aldersgate Street
                                 London EC1A 4DD
                      Tel: 0171 367 3000 Fax: 0171 367 2000


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                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

1.    Definitions..........................................................1

2.    Participation........................................................3

3.    Exercise Condition and Vesting.......................................4

4.    Market Value.........................................................5

5.    Rights to exercise options...........................................5

6.    Exercise of options..................................................7

7.    Adjustment of options for variation of share capital.................7

8.    Expenses.............................................................8

9.    Indemnity............................................................8

10.   Administration.......................................................9

11.   General..............................................................9

12.   Alterations........................................................ 10

13.   Trustees........................................................... 10

14.   Inland Revenue Requests............................................ 10

15.   Termination........................................................ 11



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


1.     Definitions

1.1 In this Plan the words and expressions set out below shall have the meanings specified against them unless otherwise specifically provided and any reference to a provision of an Act of Parliament shall include any modification, consolidation, re-enactment or extension of it.

       "the Auditors"                          the auditors (acting as expert not arbitrators) for
                                               the time being of the Company or in the event of there
                                               being joint auditors such one of them as the Directors
                                               shall select;

       "Business Day"                          a day on which mid market spot currency rates against
                                               pounds sterling are published in the Financial Times;

       "the Company"                           Hexagen Limited;

       "Control"                               the meaning given to that expression by Section 840 of the
                                               Taxes Act;

       "Date of Adoption"                      the date of the adoption of this Plan;

       "Date of Announcement"                  the date on which the Company makes an announcement of
                                               its results for the last preceding financial year, half year or other period;

       "Date of Grant"                         the date which is specified in the Option Certificate issued in accordance with Rule 2.5;

       "Dealing Day"                           a day on which the London Stock Exchange or any other
                                               market that is supervised by a regulatory authority is open for the transaction of business;

       "Directors"                             the Directors for the time being of the Company or the
                                               Directors present at a duly convened meeting of the
                                               Directors or of a duly appointed committee of the
                                               Directors at which a quorum is present including, without
                                               limiting the generality of the foregoing, the
                                               Remuneration Committee;

       "Eligible Person"                       any person who at the Date of Grant, is a director of the
                                               Company and/or any Subsidiary or any employee of the
                                               Company and/or any Subsidiary;

       "Exercise Condition"                    a condition attaching to an Option in accordance with Rule
                                               2.2;

       "Group Member"                          a Participating Company or a body corporate which is
                                               (within the meaning of Section 736 of the Companies Act
                                               1985) the Company's holding company or a Subsidiary of
                                               the Company's holding company or any other body
                                               corporate nominated by the Board for this purpose which is not under the Control of any single person, but is under the
                                               Control of two or more persons, one of whom being the
                                               Company or the Company's holding company and in relation
                                               to which the Company, or as the case may be, the
                                               Company's holding company is able (whether directly or

                                       -1-


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                                               indirectly) to exercise 20% or more of its equity voting
                                               rights;

       "Issue or Re-organisation"              any issue of shares or other securities of the Company (other than as consideration for an acquisition) and/or any
                                               capitalisation, consolidation or sub-division or reduction of share capital in the Company and/or any other variation in the share capital of the Company which in the opinion of the
                                               Auditors justifies a variation in the number of shares subject to an Option and/or the Option Price pursuant to that Option;

       "the London Stock Exchange"             London Stock Exchange Limited;

       "Market Value"                          such value per share, in relation to which an Option is to be granted, as the Company may consider to be the market
                                               value thereof on the day preceding the relevant Date of
                                               Grant or, if later, the date of the Directors' resolution to grant an Option pursuant to Rule 2.5 and determined in
                                               accordance with Part VIII of the Taxation of Chargeable
                                               Gains Act 1992 or if such shares are at that time listed on the London Stock Exchange the average of the middle
                                               market quotations of a share as derived from the London
                                               Stock Exchange Daily Official List on the 3 Dealing Days
                                               preceding the relevant Date of Grant or if such shares are at that time not listed on the London Stock Exchange but are
                                               listed on another market supervised by any regulatory
                                               authority the average of the middle market quotations of a share as derived from the relevant official daily publication of that market on the three Dealing Days preceding the
                                               relevant Date of Grant (and where the price is not quoted in
                                              (pound) Sterling converted at the closing mid-point spot rate of exchange in the London foreign exchange markets);

       "Non-vested Option"                     shall be that part of an Option that has the meaning
                                               described in Rule 3.2;

       Normal Anticipated Retirement           the date upon which an Eligible Person attains 65 years of
       Date"                                   age or such other age at which an Eligible Person is required to retire by his contract of employment;

       "Option"                                a right granted to acquire shares in the Company;

       "Option Certificate                     a certificate issued to an Option Holder in accordance with
                                               Rule 2.5;

       "Option Holder"                         a person holding an Option;

       "Option                                 Price" the acquisition price for a share comprised in any
                                               Option which shall be determined by the Directors
                                               and shall be not less than the nominal value of a share;

       "Parallel Options"                      options granted contemporaneously under any other
                                               discretionary share option scheme adopted by the Company

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                                               or any Subsidiary and which are expressed to be linked to
                                               Options granted under this Plan;

       "Participating Company"                 the Company and any Subsidiary which is for the time being nominated by the Directors to be a company participating in this Plan;

       "this Plan"                             the Hexagen Limited Unapproved Company Share
                                               Option Plan 1996 established by these Rules in its present form or as from time to time amended in accordance with
                                               the provisions hereof;

       "Redundancy"                            dismissal by reason of redundancy within the meaning
                                               given to that term by the Employment Protection
                                               (Consolidation) Act 1978 or the Contracts of Employment
                                               and Redundancy Payments Act (Northern Ireland) 1965;

       "the Remuneration Committee"            the remuneration committee of the board of Directors;

       "Retirement"                            retirement at Normal Anticipated Retirement Date
                                               or such other date at which it is agreed with the Group
                                               Member by which he is employed that such Eligible
                                               Person may retire;

       "Subsidiary"                            a company which is both under the Control of the Company
                                               and which is a subsidiary of the Company within the
                                               meaning of Section 736 of the Companies Act 1985;

       "the Taxes Act"                         the Income and Corporation Taxes Act 1988 (as amended);

       "Vested Option"                         shall be that part of an Option that has the meaning
                                               described in Rule 3.2;

       "Vested Shares"                         shares allotted or transferred to an Option Holder pursuant to
                                               Rule 6.3 following the valid exercise of a Vested Option;

       "Year of Assessment"                    a fiscal year from 6th April to 5th April;

1.2 In these Rules unless the context otherwise requires words denoting the singular number shall include the plural number and words denoting the masculine gender shall include the feminine gender.


2.       Participation

2.1 The Directors with the approval of the Remuneration Committee may, on such dates as they shall determine (subject to Rules 2.3 and 2.4 below) grant Options to such Eligible Persons as they may in their absolute discretion select. No Eligible Person shall be entitled as of right to participate in this Plan.

2.2 The Directors acting on the recommendation of the Remuneration Committee may impose an objective condition on any Option which they grant preventing its exercise (other than in accordance with Rules 5.2, (except in the case of Retirement) and 5.3) unless such condition has been complied with ("the Exercise Condition"). If, after the Directors have imposed an Exercise Condition, events happen which cause them to consider that it is no longer appropriate they may vary the Exercise Condition.


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2.3      Subject to Rule 2.4 below if and for so long as the shares in the
         Company are admitted to the Official List of the London Stock Exchange or are admitted to trading on the Alternative Investment Market or in any other market supervised by any regulatory authority the Directors may only grant Options within the periods commencing:

         2.3.1 on the fourth Dealing Day next following the Date of Adoption and ending 42 days after such Date of Adoption; or

         2.3.2 on the fourth Dealing Day next following a Date of Announcement and ending 42 days after such Date of Announcement.

2.4 Notwithstanding Rule 2.3 above the Directors may grant Options outside the periods specified in Rule 2.3 above in circumstances which the Directors in their absolute discretion deem sufficiently exceptional to justify the grant of options at that time.

2.5 The Directors shall grant Options by resolution. As soon as practicable thereafter, the Directors shall issue in respect of each Option granted as aforesaid an Option Certificate given under seal or executed as a deed which Option Certificate will specify the Date of Grant. The Option Certificate shall be in such form as the Directors shall from time to time determine and shall specify the number of shares comprised in the Option, the Date of Grant as determined by the Directors, any Exercise Condition and Parallel Option Condition and the Option Price. For the avoidance of doubt the Directors may specify a Date of Grant which pre-dates the date of the resolution to grant an Option.

2.6 Any Eligible Person to whom an Option is granted may by notice given in writing within 30 days after the Option Certificate is issued to them renounce his rights thereto, in which event such Option shall be deemed for all purposes never to have been granted.

2.7 Each Option shall be personal to the Option Holder to whom it is granted and other than a transfer to the Option Holder's personal representatives on death shall not be transferable, assignable or chargeable. Any other purported transfer, assignment, charge, disposal or dealing with the rights and interests of the Option Holder under this Plan shall render the Option void.

2.8 The Directors may also impose a condition ("the Parallel Option Condition") on any Option that in the event of the Option Holder exercising a Parallel Option, that Option shall immediately lapse in respect of the underlying shares in respect of which the Parallel Option shall have been exercised.

2.9 For the purpose of Rule 2.8 Options shall be treated as lapsing in the order in which they were originally granted.

2.10 In the event of an Option lapsing under Rule 2.8 in part only, the balance of the Option shall continue to be exercisable in accordance with this Plan.


3.       Exercise Condition and Vesting

3.1 An Option granted pursuant to this Plan shall, unless decided otherwise by the Directors and stated on the Option Certificate, be subject to a vesting arrangement such that the following Exercise Condition shall apply:



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    Time of Exercisability                    Maximum percentage of relevant
    ----------------------                    ------------------------------
      of relevant option                       option that may be exercised
      ------------------                       ----------------------------



prior to 1st anniversary of the Date of Grant             0%




upon the 1st anniversary of the Date of Grant             25%




after 1 year from the Date of Grant but the       25% plus approximately
before the 4th anniversary from Date of Grant     2.0834% for each complete
                                                  month after the first 12
                                                  months from the Date of Grant



on or after the 4th anniversary of the                   100%
Date of Grant



3.2 The part of an Option which has become exercisable pursuant to the terms of Rule 3.1 or any other Exercise Condition that may be imposed shall be termed a "Vested Option", whereas the part of an Option which has yet to reach the date of exercise pursuant to the terms of Rule 3.1 or any other Exercise Condition shall be termed a "Non-vested Option".

3.3 Upon the allotment or transfer of Vested Shares to an Option Holder (or his nominee), the shares shall be the property of the Option Holder. For the avoidance of doubt, the allotment or transfer of such Vested Shares to an Option Holder (or his nominee) shall be irrevocable regardless of whether the Option Holder remains or ceases to be an eligible person of a Group after the date of allotment or transfer as the case may be.


4.       Market Value

4.1 For the purpose of this Plan, the market value of the shares in relation to which the Option was granted shall be calculated in the case of an Option granted under this Plan by reference to the Market Value (as defined in Rule 1.1 above).

4.2 No Options shall in any event be offered more than 10 years after the Date of Adoption.


5.       Rights to exercise options

5.1 Subject to the provisions of Rules 5.2 and 5.3 an Option shall be capable of being exercised in accordance with the provisions of Rule 6:

         5.1.1 not earlier than such date as the Directors shall decide and indicate in the Option Certificate concerned; and


                                       -5-


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         5.1.2      before the seventh anniversary of its Date of Grant or such earlier date as the Directors may specify,

         Provided that any relevant Exercise Condition has been satisfied, unless the Rules provide otherwise.

         No Option may be granted, exercised, released or surrendered at a time when such grant, exercise, release or surrender would not be in accordance with the "Model Code for Securities Transactions by Directors of Listed Companies" issued by the London Stock Exchange as amended from time to time.

5.2 If an Option Holder ceases for any reason (otherwise than by reason of his death) to be an Eligible Person of a Group Member any Vested Option at the date of such event or cessation held by him may (and subject to Rule 5.3 below may, if at all) be exercised within 12 months of such event or cessation subject always to satisfaction of any relevant Exercise Condition. Any Non-vested Option shall lapse upon the date of such event or cessation and shall not be exercisable during the period of 12 months thereafter or at any other time unless the Directors otherwise permit.

         For the avoidance of doubt and without prejudice to the generality of this Rule 5.2 the reasons for an Option Holder ceasing to be an Eligible Person of a Group Member includes: termination of his employment with a Group Member by him or by a Group Member under the conditions of his contract with such Group Member; injury; disability; pregnancy; sickness; Redundancy; Retirement; the company for which the Option Holder works ceasing to be a Group Member; or the business or part- business in which the Option Holder works being transferred to a person who is not a Group Member.

         An Option Holder shall not be treated for the purposes of this Rule 5.2 as ceasing to be an Eligible Person of a Group Member until such time as he is no longer a director or employee of any Group Member, and a female Option Holder who ceases to be such an Eligible Person by reason of pregnancy or confinement and who returns to work at the end of the maternity leave period conferred on her by section 33 of the Employment Protection (Consolidation) Act 1978 or who exercises her right to return to work following maternity absence in the circumstances described in section 39 of the Employment Protection (Consolidation) Act 1978 (or otherwise returns to work if the Directors so determine) before exercising an Option under this Plan shall be treated for those purposes as not having ceased to be such an Eligible Person. For the avoidance of doubt the period of maternity absence for a female Option Holder who returns to work in the circumstances described in Section 39 of the Employment Protection (Consolidation) Act 1978 shall qualify in full for any vesting period pursuant to the Exercise Condition set out in Rule 3.1 or any other Exercise Condition meaning that there shall be no interruption in any vesting period during such maternity absence.

5.3 If an Option Holder dies before exercising an Option granted to him under this Plan and at a time when he is either an Eligible Person of a Group Member or entitled to exercise the Option by virtue of Rule 5.2 above, any Vested Option at the date of his death may (and must, if at all) be exercised by his personal representatives within 12 months after the date of his death. Any Non-vested Option shall lapse upon the date of his death and shall not be exercisable by his personal representatives during the period of 12 months thereafter or at any other time, unless the Directors otherwise permit. For the avoidance of doubt, if an Option Holder dies before exercise of a Vested Option in the 12 months subsequent to his ceasing to be an Eligible Person of a Group Member pursuant to Rule 5.2 above, his personal representatives may exercise the Vested Option within 12 months after the date of death, notwithstanding the period that has elapsed since his ceasing to be an Eligible Person of a Group Member.

5.4 Notwithstanding any other provision of this Plan, an Option granted under this Plan may not be exercised after the expiration of the period of 7 years (or such shorter period as the Directors may have determined before the grant thereof) beginning with the Date of Grant.



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6.       Exercise of options

6.1      Options may be exercised in whole or in part.

6.2 The exercise of any Option granted under this Plan shall be effected by giving notice to the Company and otherwise in such form and manner as the Directors may from time to time prescribe and, unless the Directors determine otherwise, any such notice shall have effect only on its receipt by the Company, together with the appropriate payment.

6.3 Subject to Rule 6.4 below, within 30 days after an Option under this Plan has been exercised by any person, the Directors on behalf of the Company shall allot to him (or his nominee) or, as appropriate, procure the transfer to him (or his nominee) of the number of shares in respect of which the Option has been exercised, provided that, for the avoidance of doubt, where shares are so allotted or transferred to a nominee, the beneficial interest in them must vest in the person who exercised the Option.

6.4 All shares allotted under this Plan shall rank pari passu in all respects with the shares of the same class for the time being in issue save as regards any rights attaching to such shares by reference to a record date prior to the date of the allotment, and in the case of the transfer of existing shares, the transferee shall not acquire any rights attaching to such shares by reference to a record date prior to the date of the transfer.

6.5 The allotment or transfer of any shares under this Plan shall be subject to obtaining any approval or consent mentioned in Rule 12.5 below.


7.       Adjustment of options for variation of share capital

7.1 In the event of a subdivision of the outstanding shares ("Shares") of the company whose shares may be acquired by the exercise of Options granted under this Plan (hereinafter, the "Company"), a declaration of a dividend payable in Shares or other securities of the Company, a declaration of a dividend payable in a form other than Shares or other securities of the Company in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Shares into a lesser number of Shares, a recapitalisation, a spinoff, a reclassification or a similar occurrence, the Board of Directors of the Company (or the committee thereof to which administration of this Plan has been delegated) shall make appropriate adjustments in one or both of:

         7.1.1 the number of whole Shares issuable pursuant to the exercise of each outstanding Option; or

         7.1.2      the exercise price under each outstanding Option.

7.2 In the event that the Company is a party to a merger or other reorganisation, outstanding Options shall be subject to the agreement of merger or reorganisation. Such agreement may provide, without limitation:

         7.2.1 for the assumption of outstanding Options by the surviving corporation or its parent and for the administration of the Plan by the surviving corporation or its parent;

         7.2.2 for their continuation by the Company, if the Company is a surviving corporation;

         7.2.3 for payment of a cash settlement equal to the difference between the amount to be paid for a Share pursuant to such agreement and the exercise price; or

         7.2.4 for the acceleration of their exercisability followed by the cancellation of Options not exercised,

         in all cases without the Option Holders' consent. Any cancellation shall not occur until after such acceleration is effective and Option Holders have been notified of such acceleration.

7.3 Except as provided in this Rule 7, an Option Holder shall have no rights by reason of:

         7.3.1 any subdivision or consolidation of shares of stock of any class or series of the Company;

         7.3.2      the payment of any dividend; or

         7.3.3 any other increase or decrease in the number of shares of stock of any class or series of the Company. Any issue by the Company of shares of stock of any class or series, or securities convertible into shares of stock of any class or series, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganisations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

7.4 As soon as reasonably practicable after making any adjustment under Rule 7.1 above, the Directors shall give notice in writing thereof to any Option Holders affected thereby.


8.       Expenses

         Any expenses of the Company involved in any issue or transfer of shares in the name of any Option Holder or his personal representative(s) or nominee(s) shall be payable by the Company.


9.       Indemnity

9.1      In any case where an Option holder exercises his option and:

         9.1.1 the Company is treated, by virtue of any of Sections 203B to 203I of the Taxes Act, as having made a payment of income of an Option holder which is assessable to income tax under Schedule E; and

         9.1.2 the Company is required by virtue of Section 203J(3) of the Taxes Act, to account for an amount of income tax ("the due amount") in respect of that payment;

         the Option holder shall, before the end of the period of thirty days from the date on which the Company is treated as making that payment, make good to the Company the amount so accounted for.

9.2 Unless the Option holder pays the due amount to the Company in accordance with Rule 9.1, shares will not be issued or transferred to the Option Holder, as the case may be, nor shall the Option holder's name be entered in the Register of Members of the Company until such time as the due amount is paid to the Company.

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10.      Administration

10.1 Any notification or other notice in writing which the Company is required to give, or may desire to give, to any Eligible Person or Option Holder (or his personal representative(s)) in pursuance of this Plan shall be sufficiently given if delivered to him by hand or sent through the post in prepaid cover addressed to the Eligible Person or Option Holder (or his personal representative(s)) at the last address known to the Company as being his address. Any certificate, notification or other notice in writing required to be given to the Company shall be properly given if sent to or delivered to the Company at its registered office. Any notification, certificate or other notices sent by post shall be deemed delivered on the second day following the date of posting. All notices documents certificates given by or to an Eligible Person or Option Holder (or his personal representative(s)) shall be sent at his risk.

10.2 Option Holders (or their personal representative(s)) shall have made available to them copies of all notices and other documents sent by the Company to its holders of shares generally.


11.      General

11.1 The Directors shall at all times ensure that there are sufficient shares available as may be required to meet the subsisting rights of Option Holders by either ensuring that the Company shall at all times keep available for allotment unissued shares at least sufficient to satisfy Options under which shares may be subscribed for and/or to procure that sufficient shares are available for transfer to satisfy Options.

11.2 The Company shall at its expense make application to the London Stock Exchange for admission to the Official List of all shares allotted pursuant to the exercise of any Option provided that shares are at that time listed on the London Stock Exchange.

11.3 The decision of the Directors in any dispute or question relating to any Option shall be final and conclusive, subject to the written confirmation of the Auditors whenever required under the provisions of this Plan.

11.4 Participation in this Plan by an Option Holder is a matter entirely separate from any pension right or entitlement he may have and from his terms or conditions of employment with any Group Member and participation in this Plan shall in no respects whatever affect in any way an Option Holder's pension rights or entitlement or terms or conditions of employment with any Group Member. In particular (but without limiting the generality of the foregoing words) any Option Holder who leaves employment with any Group Member shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under this Plan which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or breach of contract or by way of compensation for loss of office or otherwise howsoever.

11.5 The grant of an Option shall be subject to obtaining any approval or consent required under the provisions of the document "Admission of Securities to Listing" published by the London Stock Exchange, of the City Code on Takeovers and Mergers, or of any regulations and enactments.

11.6 In the event that shares are transferred or issued to an Option Holder in pursuance of any Option granted under this Plan, the Option Holder shall, if so required by the person making the transfer, join that person in making a claim for relief under section 165 of the Taxation of Chargeable Gains Act 1992 in respect of the disposal made by him in effecting such transfer.

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12.      Alterations

12.1 Subject to Rules 12.2, 12.4 and 12.5 below, the Directors may at any time alter or add to all or any of the provisions of this Plan, or the terms of any Option granted under it (including the Exercise Condition), in any respect. For the avoidance of doubt however no alteration, deletion or addition to the Exercise Condition shall require the approval by ordinary resolution of the members of the Company in general meeting, as described in Rule 12.2.

12.2 Subject to Rule 12.3 below, no alteration or addition to the advantage of Option Holders shall be made under Rule 12.1 above without the prior approval by ordinary resolution of the members of the Company in general meeting.

12.3     Rule 12.2 above shall not apply to any alteration or addition which:-

         12.3.1 is necessary or desirable in order to comply with the provisions of any proposed or existing legislation, or to obtain or maintain favourable taxation, exchange control or regulatory treatment of any Participating Company, Group Member or Option Holder, and is not made to Rule 3 above or

         12.3.2 is minor in nature and is made to benefit the administration of this Plan.

12.4 No alteration or addition to the disadvantage of any Option Holder shall be made under Rule 12.1 above unless:-

         12.4.1 the Directors shall have invited every relevant Option Holder to give an indication as to whether or not he approves the alteration or addition, and

         12.4.2 the alteration or addition is approved by a majority of those Option Holders who have given such an indication.

12.5 As soon as reasonably practicable after making any alteration or addition under Rule 12.1 above, the Directors shall give notice in writing thereof to any Option Holder affected thereby.


13.      Trustees

         A Participating Company may provide money to the trustees of any trust or any other person to enable him to acquire shares to be held for the purposes of this Plan, or enter into any guarantee or indemnity for these purposes, to the extent permitted by Section 153 of the Companies Act 1985.


14.      Inland Revenue Requests

         The Company shall provide to the Inland Revenue (within such time limit as the Inland Revenue directs) any information required by it and an Option Holder shall:-

14.1 promptly provide to the Company such information as it may reasonably request; and

14.2 consent to the Company providing such information concerning him to the Inland Revenue for the purpose of complying with such request from the Inland Revenue.

15.      Termination

         The Company in general meeting or the Directors may at any time resolve to terminate this Plan in which event no further Options shall be granted, but the provisions of this Plan shall in relation to Options then subsisting continue in full force and effect.